SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2016
Short-term Investments [Abstract]
SHORT-TERM INVESTMENTS
5.	SHORT-TERM INVESTMENTS

Short-term investments consist of various fixed-income financial products purchased from Chinese banks and trusts and are classified as held-to-maturity securities and carried at amortized costs. The maturity dates range from three months to less than one year, with interest rates ranging from 4% to 8.2%. The held-to-maturity securities are subject to penalty for early withdrawal before their maturity. The carrying amount of the held-to-maturity securities of $3,705 and Nil as of December 31, 2015 and 2016, respectively, approximated their fair values due to their credit ratings and their short-term nature.